                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_CONFIDENTIAL,]FOR USE OF THE
[X]Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 CONNECT, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                 CONNECT, INC.
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement no.:

  (3) Filing Party:

  (4) Date Filed:

                                 CONNECT, INC.

                           -------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 15, 1998

  A Special Meeting of Stockholders (the "Special Meeting") of CONNECT, Inc., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, located at 515 Ellis Street, Mountain View, California, on January 15, 1998 at 9:00 a.m. local time, for the following purposes:

  1. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's Common Stock;

  2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares; and

  3. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying and made a part of this Notice.

  The Board of Directors has fixed the close of business on December 10, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof.

  All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ JOSEPH G. GIRATA
                                          Joseph G. Girata
                                          Secretary

Mountain View, California
December    , 1997


                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        THANK YOU FOR ACTING PROMPTLY.

                                 CONNECT, INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

GENERAL

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of CONNECT, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at the principal executive offices of the Company, located at 515 Ellis Street, Mountain View, California, on January 15, 1998 at 9:00 a.m., local time, and any adjournment or postponement thereof.

  This Proxy Statement and the enclosed proxy card were first mailed to stockholders entitled to vote at the meeting on or about December 15, 1997. The Company's principal executive offices are located at 515 Ellis Street, Mountain View, California, 94043. The Company's telephone number at that location is (650) 254-4000.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Joseph G. Girata) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

  The close of business on December 10, 1997 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, the Company had approximately shares of Common Stock outstanding and held of record by approximately stockholders.

VOTING AND SOLICITATION

  For purposes of this Special Meeting, each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

  Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the amendment to the Certificate of Incorporation effecting a reverse stock split, for the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as present for purposes of determining whether a quorum exists, but will not be considered entitled to vote with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

  The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

 DESCRIPTION OF PRIVATE PLACEMENT OF CONVERTIBLE DEBT SECURITIES AND WARRANTS

  In November 1997, the Company entered into several Private Placement Purchase Agreements (collectively the "Private Placement") that initially raised $10,000,000 through the issuance of units consisting of convertible debt securities and warrants (the "Units"). Each Unit was sold for $40,000 and consisted of a $40,000 principle amount convertible note (a "Convertible Note") and a warrant (a "Warrant"). Each Convertible Note accrues interest at a rate of 5% per annum and is convertible at the option of the holder into shares of the Company's Common Stock at a price per share equal to the lesser of (i) $2.00 or (ii) 80% of the average closing bid price of the Company's Common Stock during the 10 trading days prior to conversion. Each Warrant is exercisable at any time within three years after the date of issuance to purchase 13,333 shares of the Company's Common Stock at a price of $2.50 per share. The Company has reserved the right to issue up to an additional $2,000,000 of Units (in excess of the $10,000,000 described above) within a short period of time after closing the initial sale of units. The Company has reserved 9,000,000 shares of its Common Stock for issuance upon the conversion of the Convertible Notes, and 3,533,245 shares of Common Stock for issuance upon exercise of the Warrants. Depending upon the Company's stock price at the time of conversion of the Convertible Notes, more than 9,000,000 shares of Common Stock may be required to enable all of the Convertible Notes to convert into Common Stock. The purpose of the offering was to provide funds for working capital and general corporate purposes.

  In connection with the Private Placement, the Company agreed to seek stockholder approval to effect a reverse stock split and increase the number of shares of Common Stock authorized from 40,000,000 to 60,000,000. The purpose of this commitment was to make available additional shares of Common Stock for issuance upon conversion of the Convertible Notes. The Company further agreed that if such stockholder approval were not received by January 31, 1998, and if there were insufficient shares of Common Stock available to effect a conversion of the Convertible Notes, then holders of the Convertible Notes would have the right to redeem that portion of their notes which was unable to be converted due to the shortfall of available shares of Common Stock. The redemption price is 135% of the principal amount converted, is payable within 30 days of demand, and accrues interest at a rate no greater than 11% per annum from the date of demand.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

  Quaestus Management Corporation, an entity with which Richard W. Weening, a Director of the Company, is affiliated, purchased 2 Units in the Private Placement. Mr. Weening disclaims beneficial ownership of the securities held by Quaestus Management Corporation, except to the extent of his proportionate interest therein.

  BankAmerica Ventures and BankAmerica Venture Partners I, entities with which Rory T. O'Driscoll, a Director of the Company, is affiliated, purchased 30 Units in the Private Placement. Mr. O'Driscoll disclaims beneficial ownership of the securities held by BankAmerica Ventures and BankAmerica Venture Partners I, except to the extent of his proportionate interest in those entities.

  Norwest Equity Partners V, L.L.P., an entity with which Promod Haque, a Director of the Company, is affiliated, purchased 31 Units in the Private Placement. Mr. Haque disclaims beneficial ownership of the securities held by Norwest Equity Partners V, L.L.P, except to the extent of his proportionate interest therein.

   DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

  Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by Joseph G. Girata, CONNECT, Inc., 515 Ellis Street, Mountain View, California, 94043-2242, no later than December 28, 1997.

                                PROPOSAL NO. 1

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
                    EFFECTING A REVERSE COMMON STOCK SPLIT

  The Board has approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split, pursuant to which each five shares of Common Stock of the Company will become one share of Common Stock (the "Reverse Split"). The stockholders are being asked to approve this proposed amendment. The Reverse Split will take effect, if at all, after it is approved by the stockholders of the Company and after filing with the Secretary of State of the State of Delaware (the "Effective Date"). Even if the Reverse Split is approved by the stockholders it is within the discretion of the Board of Directors to not carry out the Reverse Split.

  The purpose of the Reverse Split is to facilitate the Private Placement described above and to adjust the price of the Common Stock and the number of outstanding shares to facilitate the acquisition of Common Stock by institutional investors. In connection with the Private Placement, the Company is obligated to seek stockholder approval for the Reverse Split. If such approval is not obtained by January 31, 1998, holders of the Convertible Notes will be allowed to redeem a portion of their notes at a redemption price of 135% of the principle amount plus accrued interest from the date of demand at a rate not to exceed 11% per annum. The Reverse Split will not affect the relative holdings of the Company's security holders.

  As a result of the Reverse Split, the [19,144,660] shares of Common Stock outstanding on December 10, 1997 will become approximately shares of Common Stock and any other shares issued prior to the Effective Date will be similarly adjusted. No fractional shares will be issued upon the Reverse Split. In lieu thereof, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date. There are currently 40,000,000 authorized shares of Common Stock. Under Proposal Number 2 to this Proxy Statement, the Company's stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

  In addition, on the Effective Date each five options and warrants to purchase Common Stock outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock purchasable thereunder shall be one (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant shall be multiplied by five. On the effective date, the outstanding Convertible Notes shall be adjusted from a per share conversion price of the lesser of (i) $2.00 or (ii) 80% of the average closing bid price of the Company's Common Stock during the 10 trading days prior to conversion, to the lesser of (i) $10.00 or (ii) 80% of the average closing bid price of the Company's Common Stock during the 10 trading days prior to conversion. On the Effective Date, the outstanding Warrants to purchase the Company's Common Stock shall be adjusted so that the number of shares of Common Stock purchasable upon exercise of such Warrants shall be reduced from 13,333 shares to 2,667 shares and the exercise price of the warrant shall be increased from $2.50 per share to $12.50 per share.

APPROVAL REQUIRED

  Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT.

                                PROPOSAL NO. 2

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

  The Board has approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.001 per share ("Common Stock"), from 40,000,000 to 60,000,000. The stockholders are being asked to approve this proposed amendment. As of December 10, 1997, [19,144,660] shares of Common Stock were issued and
outstanding and                      shares were reserved for issuance under
the Company's stock plans and employee stock purchase plan. In addition, as a result of the issuance of the Units, the Company reserved 9,000,000 shares for issuance upon conversion of the Convertible Notes and 3,533,245 shares for issuance upon exercise of the Warrants

  The purpose of the increase in the number of authorized shares of Common Stock is to facilitate the Private Placement described above and to increase the Company's flexibility to issue shares of Common Stock in the future without the expense and delay of a special stockholders' meeting. Such future issuances could be used for possible stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and other general corporate purposes. Regarding the Private Placement, the Company is obligated to seek stockholder approval for the increase in the number of authorized shares of Common Stock. If such approval is not obtained by January 31, 1998, holders of the Convertible Notes will be allowed to redeem a portion of their notes at a redemption price of 135% of the principle amount plus accrued interest from the time of the date of demand at a rate not to exceed 11% per annum.

  Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

  The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. Further, the holders of the Convertible Notes and Warrants have the right to convert or exercise their securities and receive Common Stock as described above. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

  The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

APPROVAL REQUIRED

  Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of November 15, 1997, prior to the closing of the sale of Units pursuant to the Private Placement described above, and without giving effect to the issuance of shares of Common Stock upon conversion or exercise of the securities issued in the Private Placement, for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the Company's Chief Executive Officer and the Company's other four most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers"), (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                                    SHARES    PERCENT OF SHARES
                                                 BENEFICIALLY   BENEFICIALLY
              NAME AND ADDRESS(1)                  OWNED(2)       OWNED(1)
------------------------------------------------ ------------ -----------------
Entities affiliated with Quaestus
 Management Corporation (3)
 330 E. Kilbourn Avenue
 Milwaukee, WI 53202............................   5,209,138        27.2%
Norwest Equity Partners V, L.L.P. (4)
 245 Lytton Ave., Suite 250
 Palo Alto, CA 94301............................   1,918,182        10.0
Entities affiliated with 21st Century
 Communications Partnerships (5)
 GM Building
 767 Fifth Avenue
 New York, NY 10153.............................   1,515,150         7.9
RRE Connect Investors, L.P. (6)
 126 East 56th St., 22nd Floor
 New York, NY 10022.............................   1,174,242         6.1
Entities affiliated with
 BankAmerica Ventures (6)
 950 Tower Lane, Suite 700
 Foster City, CA 94404..........................   1,206,353         6.3
Gordon J. Bridge (7)............................     745,000         3.8
Thomas P. Kehler (8)............................     197,652         1.0
Promod Haque (4)................................   1,918,182        10.0
Richard H. Lussier (9)..........................      38,732           *
Craig D. Norris (10)............................     135,000           *
Rory T. O'Driscoll (7)..........................   1,206,353         6.3
Patrick D. Quirk (11)...........................          --           *
Kenneth M. Ross (12)............................     203,499         1.1
Richard W. Weening (13).........................   5,206,120        27.2
William B. Welty (14)...........................     215,371         1.1
All directors and executive officers as a group
 (13 persons)(15)...............................  10,282,158        49.4

--------
*  Less than 1%.

 (1) Applicable percentage of beneficial ownership is based on 19,144,660 shares of Common Stock outstanding as of November 15, 1997, together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power. Shares of Common Stock subject to the warrants and options currently exercisable, or exercisable within 60 days after November 15, 1997, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the named individuals is: c/o CONNECT, Inc., 515 Ellis Street, Mountain View, CA 94043.

 (2) To the Company's knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (3) Includes 4,737,298 shares held by Network Partners, 7,731 shares held by Quaestus Limited Partnership and 1,094,947 shares held by Quaestus Partner Fund. Also includes 11,068 shares and 3,018 shares held by Richard W. Weening and Terrence J. Leahy, respectively. Mr. Weening is President and Chief Executive Officer and a director of Quaestus Management Corporation. Mr. Leahy is a Vice President and Director of Quaestus Management Corporation. Quaestus Management Corporation is the managing general partner of Network Partners and Quaestus Partner Fund. In addition, Mr. Weening is the President and Chief Executive Officer of RPI Holdings, Inc., the managing general partner of Quaestus Limited Partnership, which is managed by Quaestus Management Corporation. Mr. Weening disclaims beneficial ownership of the shares held by such entities, except to the extent of his proportionate interest therein.

 (4) Includes 1,918,182 shares held by Norwest Equity Partners V, L.L.P. Promod Haque is a Vice President of Norwest Venture Capital Management, Inc. and a general partner of two general partnerships that are the general partners of Norwest Equity Partners V, L.L.P. Mr. Haque disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein.

 (5) Includes 1,027,272 shares held by 21st Century Communications Partners, L.P., 349,621 shares held by 21st Century Communications T-E Partners, L.P. and 138,257 shares held by 21st Century Foreign Communications Partners, L.P.

 (6) Includes 1,085,727 shares held by BankAmerica Ventures and 120,626 shares held by BA Venture Partners I. Rory T. O'Driscoll is a Principal of BankAmerica Ventures and a General Partner of BA Venture Partners I. Mr. O'Driscoll disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate general partnership interest in BA Venture Partners I.

 (7) Includes 745,000 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

 (8) Includes 197,652 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time. In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company.

 (9) Includes 38,732 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(10) Includes 135,000 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(11) In April 1997, Mr. Quirk resigned from his position as Vice President of Sales and is no longer an executive officer of the Company.

(12) Includes 203,499 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(13) Includes 4,253,114 shares held by Network Partners, 841,038 shares held by Quaestus Limited Partnership and 100,900 shares held by Quaestus Partner Fund. Mr. Weening disclaims beneficial ownership of the shares held by such entities, except to the extent of his proportionate interest therein.

(14) Includes 123,595 shares held by Volpe Brown Whelan & Company, LLC (formerly Volpe, Welty & Company LLC), and 91,776 shares held by agincourt partners, llc (formerly Volpe Welty Asset Management, L.L.C.) William B. Welty is the Chief Executive Officer and a principal stockholder of agincourt partners, llc. In addition, until March 1997, Mr. Welty was a stockholder of an affiliate of Volpe, Welty & Company LLC. Mr. Welty disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate interest therein.

(15) Includes 10,282,158 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

  It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          THE BOARD OF DIRECTORS

December    , 1997
Mountain View, California

P        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
R
O                                 CONNECT, INC.
X
Y                     1998 SPECIAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of CONNECT, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated December __, 1997, and hereby appoints Gordon J. Bridge and Joseph G. Girata, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Special Meeting of Stockholders of CONNECT, Inc. to be held on January 15, 1998 at 9:00 a.m. Pacific time, at the principal executive offices of the Company at 515 Ellis Street, Mountain View, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

PROPOSAL NO. 1 - AMENDMENT TO CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT

         To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's Common Stock.

         [_] FOR            [_] AGAINST            [_] ABSTAIN


PROPOSAL NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

         To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

         [_] FOR            [_] AGAINST            [_] ABSTAIN



               CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
                                                                      SIDE

NOTE: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

In their discretion, upon such other matter or matters which may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF. WITH RESPECT TO THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT AND THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK, IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THESE ITEMS.


DATED: ___________________, 1997

                                      _________________________________________
                                      Printed name(s) exactly as shown on Stock
                                       Certificate

                                      _________________________________________
                                      (Signature)

                                      _________________________________________
                                      (Signature)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE PROPOSALS IF NO SPECIFICATION IS MADE.